FOURTH AMENDMENT, dated as of December 30, 1998 (this
        "Fourth Amendment"), to the CREDIT AGREEMENT, dated as of June 12, 1997, among:

(a)	HEDSTROM CORPORATION, a Delaware corporation (the "Borrower");

(b)	HEDSTROM HOLDINGS, INC., a Delaware corporation (the "Parent");

(c)	the Lenders from time to time parties thereto;

(d)     SOCIETE GENERALE, as Documentation Agent for the Lenders;

(e)	UBS SECURITIES LLC, as Syndication Agent for the Lenders; and

(f)	CREDIT SUISSE FIRST BOSTON, as Administrative Agent for the Lenders.


                             W I T N E S S E T H :


         WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement on the terms set forth herein;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

         Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall be used as so defined.

         Amendment to Subsection 1.1 of the Credit Agreement.  Subsection
         1.1 of the Credit Agreement is hereby amended by deleting in its entirety the definition of "Applicable Margin" and by adding the following definition in lieu thereof:

         "Applicable Margin':  with respect to (a) Tranche B Loans,
         (i) 3.50% per annum, in the case of Eurodollar Loans and (ii) 2.50% per annum, in the case of ABR Loans and (b) with respect to Tranche A Loans and Revolving Credit Loans, the rate per annum set forth under the relevant column heading below opposite the Leverage Ratio then in effect:

                                                      Applicable Margin

                  Leverage Ratio                  ABR Loans   Eurodollar Loans
                  --------------                  ---------   ----------------

        Greater than or equal to 5.0 to 1.00         2.00%          3.00%

        Less than 5.0 to 1.0, but greater than
        or equal to 4.5 to 1.0                       1.75%          2.75%

        Less than 4.5 to 1.0, but greater than
        or equal to 4.0 to 1.0                       1.50%          2.50%

        Less than 4.0 to 1.0, but greater than
        or equal to 3.5 to 1.0                       1.25%          2.25%
        Less than 3.5 to 1.0, but greater than
        or equal to 3.0 to 1.                        1.00%          2.00%
        Less than 3.0 to 1.                          0.75%          1.75%

		; provided that any change in the interest rate on a Loan resulting from a change in the Leverage Ratio of the Borrower and its Subsidiaries shall become effective as of the opening of business on the date which is the earlier of (A) the date upon which the Administrative Agent receives the financial statements required to be delivered pursuant to subsection
                10.1 which evidence such change in the Leverage Ratio and (B) the date upon which such financial statements are required to be delivered pursuant to subsection 10.1; provided, further, that, in the event that the financial statements required to be delivered pursuant to subsection 10.1(a) or (b), as applicable, are not delivered when due (after giving effect to the applicable cure period), then during the period from the date upon which such financial statements were required to be delivered until the date upon which they actually are delivered, the Leverage Ratio shall be deemed for purposes of this definition to be greater than or equal to 5.0 to 1.0;
                and provided, further, however, that the "Applicable Margin" from time to time for Swing Line Loans shall be the same as the "Applicable Margin" then in effect for ABR Loans.

                Amendment to Subsection 11.

                A. Subsection 11.1 is hereby amended by deleting such subsection in its entirety and substituting the following in lieu thereof:

		11.1.  Financial Condition Covenants.

                (a)  Minimum Interest Coverage Ratio.  Permit the ratio
                (the "Consolidated Interest Coverage Ratio") of (i) Borrower's Consolidated EBITDA for any period of four consecutive fiscal quarters ending as of the end of any of the fiscal periods set forth below to (ii) Borrower's Consolidated Interest Expense for such period, to be less than the ratio set forth opposite such period below:

                              Period                             Ratio

                    Fourth Fiscal Quarter 1998                 1.30 to 1.00
                    First Fiscal Quarter 1999                  1.30 to 1.00
                    Second Fiscal Quarter 1999                 1.50 to 1.00
                    Third Fiscal Quarter 1999                  1.50 to 1.00
                    Fourth Fiscal Quarter 1999                 1.85 to 1.00
                    First Fiscal Quarter 2000                  1.85 to 1.00
                    Second Fiscal Quarter 2000                 2.00 to 1.00
                    Third Fiscal Quarter 2000                  2.25 to 1.00
                    Fourth Fiscal Quarter 2000                 2.40 to 1.00
                    First Fiscal Quarter 2001                  2.40 to 1.00
                    Second Fiscal Quarter 2001                 2.60 to 1.00
                    hird Fiscal Quarter 2001                   2.75 to 1.00
                    Fourth Fiscal Quarter 2001                 3.00 to 1.00
                    First Fiscal Quarter 2002                  3.00 to 1.00
                    Second Fiscal Quarter 2002                 3.25 to 1.00
                    Third Fiscal Quarter 2002                  3.25 to 1.00
                    Fourth Fiscal Quarter 2002 - thereafter    3.50 to 1.00

                (b) Maximum Leverage Ratio. Permit the Leverage Ratio as of the end of any of the fiscal periods set forth below to be more than the ratio set forth below opposite such period:

                              Period                             Ratio

                    Fourth Fiscal Quarter 1998                 7.25 to 1.00
                    First Fiscal Quarter 1999                  7.00 to 1.00
                    Second Fiscal Quarter 1999                 6.40 to 1.00
                    Third Fiscal Quarter 1999                  6.00 to 1.00
                    Fourth Fiscal Quarter 1999                 5.00 to 1.00
                    First Fiscal Quarter 2000                  5.00 to 1.00
                    Second Fiscal Quarter 2000                 4.75 to 1.00
                    Third Fiscal Quarter 2000                  4.50 to 1.00
                    Fourth Fiscal Quarter 2000                 4.00 to 1.00
                    First Fiscal Quarter 2001                  4.00 to 1.00
                    Second Fiscal Quarter 2001                 3.75 to 1.00
                    Third Fiscal Quarter 2001                  3.75 to 1.00
                    Fourth Fiscal Quarter 2001                 3.00 to 1.00
                    First Fiscal Quarter 2002                  3.00 to 1.00
                    Second Fiscal Quarter 2002                 2.75 to 1.00
                    Third Fiscal Quarter 2002                  2.75 to 1.00
                    Fourth Fiscal Quarter 2002 - thereafter    2.50 to 1.00

		Notwithstanding anything to the contrary herein, for the purposes of determining the Leverage Ratio and the Consolidated Interest Coverage Ratio for the periods ending on or about December 31, 1998 and March 31, 1999, Consolidated EBITDA for the relevant period shall be deemed to equal actual Consolidated EBITDA for such period plus $2,600,000 and $1,200,000, respectively."

		B. Subsection 11.10(o) is hereby amended by deleting the reference therein to "$17,200,000" and substituting in lieu thereof a reference to "$17,400,000."

		C. Subsection 11.10(k) is hereby amended by adding after the reference to "continuing" on the second line thereof the following:

                "and the Leverage Ratio as of the most recently completed fiscal quarter of the Borrower and on a pro forma basis after giving effect to the Investment contemplated hereby shall not exceed 5.00 to 1.00."

                Effective Date. This Fourth Amendment will become effective as of the date (the "Fourth Amendment Effective Date") hereof upon
                (i) its execution by the Parent, the Borrower and the Required Lenders in accordance with the terms of the Credit Agreement and (ii) payment to each of the Lenders that executes and delivers this Fourth Amendment to the Administrative Agent prior to December 30, 1998 of an amendment fee equal to .25% of such Lender's Commitments and Loans on the Fourth Amendment Effective Date. The Borrower shall deliver to the Administrative Agent resolutions of the Borrower authorizing the execution and delivery of this Fourth Amendment prior to January 30, 1999.

                Representations and Warranties. The Parent and the Borrower represent and warrant to each Lender that (a) this Fourth Amendment constitutes the legal, valid and binding obligation of the Parent and the Borrower, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium or similar laws affecting creditors' rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and by an implied covenant of good faith and fair dealing, (b) the representations and warranties made by the Credit Parties in the Credit Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (c) no Default or Event of Default has occurred and is continuing as of the date hereof.

                Continuing Effect. Except as expressly waived or amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. This Fourth Amendment shall constitute a Credit Document.

                Governing Law. This Fourth Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                Counterparts. This Fourth Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Fourth Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                Acknowledgment with Respect to Various Credit Documents.
                Each Credit Party, by its execution and delivery of a copy of this Fourth Amendment, hereby consents to the extensions of credit pursuant to the Credit Agreement. Each Credit Party further acknowledges and agrees to the provisions of this Fourth Amendment and hereby agrees for the benefit of the Lenders that all extensions of credit (including without limitation all Tranche B Loans) pursuant to the Credit Agreement (as same is amended by this Fourth Amendment, and as same may be further amended, modified or supplemented from time to time) shall be fully entitled to all benefits of (and shall be fully guaranteed pursuant to) the Master Guarantee and Collateral Agreement and shall be fully secured pursuant to, and in accordance with the terms of, all the Security Documents.

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                         HEDSTROM CORPORATION


                                         By:
                                         Title:


                                         HEDSTROM HOLDINGS, INC.


                                         By:
                                         Title:


                                         CREDIT SUISSE FIRST BOSTON, as
                                         Administrative Agent and as a Lender


                                         By:
                                         Title:


                                         SOCIETE GENERALE, as a Lender


                                         By:
                                         Title:


                                         UBS AG, Stamford Branch, as a Lender

                                         By:
                                         Title:

                                         BANK POLSKA KASA OPIEKI S.A. -
                                         PEKAO S.A. GROUP


                                         By:
                                         Title:


                                         BHF-BANK AKTIENGESELLSCHAFT

                                         By:
                                         Title:


                                         CITICORP USA, INC.


                                         By:
                                         Title:


                                         DEEPROCK & COMPANY
                                         By: Eaton Vance Management,
                                         as Investment Advisor


                                         By:
                                         Title:


                                         THE FIRST NATIONAL BANK OF CHICAGO


                                         By:
                                         Title:


                                         FIRST SOURCE FINANCIAL, LLP
                                         By: First Source Financial, Inc.,
                                         as Agent/Manager


                                         By:
                                         Title:


                                         MERRILL LYNCH SENIOR FLOATING RATE
                                         FUND, INC.


                                         By:
                                         Title:


                                         MERRILL LYNCH DEBT STRATEGIES FUND,
                                         INC.

                                         By:
                                         Title:


                                         MERRILL LYNCH PRIME RATE PORTFOLIO
                                         By:     Merrill Lynch Asset
                                         Management, L.P., as Investment
                                         Advisor


                                         By:
                                         Title:


                                         MERRILL LYNCH DEBT STRATEGIES
                                         PORTFOLIO
                                         By:     Merrill Lynch Asset
                                         Management, L.P., as Investment
                                         Advisor


                                         By:
                                         Title:


                                         VAN KAMPEN SENIOR INCOME TRUST


                                         By:
                                         Title:


                                         ORIX USA CORPORATION



                                         By:
                                         Title:


                                         SANWA BUSINESS CREDIT CORPORATION


                                         By:
                                         Title:


                                         SENIOR DEBT PORTFOLIO
                                         BOSTON MANAGEMENT AND RESEARCH,
                                          as Investment Advisor


                                         By:
                                         Title:


                                         PamCo Cayman Ltd.
                                         By:  Highland Capital Management,
                                         L.P. as Collateral Manager

                                         By:
                                         Title:


                                         PAM CAPITAL FUNDING, L.P.
                                         By:  Highland Capital Management,
                                         L.P. as Collateral Manager


                                         By:
                                         Title:


                                         THE CHASE MANHATTAN BANK


                                         By:
                                         Title:


                                         IMPERIAL BANK


                                         By:
                                         Title:

ACKNOWLEDGED AND AGREED:

ERO, INC.


By:
Name:
Title:


ERO INDUSTRIES, INC.


By:
Name:
Title:


ERO MARKETING, INC.


By:
Name:
Title:


PRISS PRINTS, INC.

By:
Name:
Title:


IMPACT, INC.


By:
Name:
Title:


ERO CANADA, INC.


By:
Name:
Title:


AMAV INDUSTRIES INC.


By:
Name:
Title: